Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Crum & Forster Holdings Corp., (the “Company”) for the period ended June 30, 2004 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Mary Jane Robertson, Senior Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 30, 2004

By:	/s/ Mary Jane Robertson

Mary Jane Robertson
Senior Executive Vice President,
Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission, or its staff, upon request.